SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) August 25, 2004
                 -----------------------------------------------


                         NATIONAL PENN BANCSHARES, INC.
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             (Exact name of registrant as specified in its charter)


       Pennsylvania                000-22537-01               23-2215075
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 (State or other jurisdiction      (Commission            (I.R.S. Employer
   of incorporation)               File Number)           Identification No.)


Philadelphia and Reading Avenues, Boyertown, PA         19512
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    (Address of principal executive office)         (Zip Code)


Registrant's telephone number, including area code  (610) 367-6001
                                                   -----------------------------


                                       N/A
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(Former name or former address, if changed since last report)
                                                             ------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         ___ Written communication pursuant to Rule 425 under the Securities Act
             (17 CFR 230.425)


            Soliciting material pursuant to Rule 14a-12 under the Exchange Act ___ (17 CFR 240.14a-12)


            Pre-commencement communications pursuant to Rule 14d-2(b) under the
         ___ Exchange Act (17 CFR 240.14d-2(b))

            Pre-commencement communications pursuant to Rule 13e-4(c) under the
         ___ Exchange Act (17 CFR 240.13e-4(c))



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Item 7.01.  Regulation FD Disclosure.
------------------------------------

         On August 25, 2004, National Penn issued a press release announcing a stock split (discussed at Item 8.01 hereof). This press release is filed herein, as part of this Item 7.01, as Exhibit 99.

Item 8.01.  Other Events.
------------------------

         On August 25, 2004, the Board of Directors of National Penn Bancshares, Inc. ("National Penn") declared a five-for-four (5-for-4) stock split payable on September 30, 2004 to shareholders of record on September 10, 2004.

Item 9.01.  Financial Statements and Exhibits.
---------------------------------------------

(c)     Exhibits.
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            99         Press Release of National Penn Bancshares, Inc.



                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          NATIONAL PENN BANCSHARES, INC.


                                                  By  /s/ Wayne R. Weidner
                                                  ------------------------
                                                  Name: Wayne R. Weidner
                                                  Title: Chairman and
                                                  Chief Executive Officer


Dated: August 25, 2004



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                                  EXHIBIT INDEX
                                  -------------


Exhibit Number                     Description
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     99            Press Release of National Penn Bancshares, Inc.